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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) - March 6, 2007


                           FIRST ALBANY COMPANIES INC.
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             (Exact Name of Registrant as Specified in its charter)



          NEW YORK                       0-14140                 22-2655804
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(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                      Identification No.)


                      677 BROADWAY, ALBANY, NEW YORK 12207
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               (Address of Principal Executive Offices) (Zip Code)


              (Registrant's telephone number, including area code):
                                 (518) 447-8500


                                       N/A
         ---------------------------------------------------------------
         (Former name and former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS.

         On March 6, 2007, First Albany Companies Inc. (the "Company") issued a press release regarding the entry into an asset purchase agreement for the sale of the Municipal Capital Markets Group of First Albany Capital Inc., a wholly owned subsidiary of the Company, to DEPFA BANK plc. A copy of the press release is furnished with this Current Report on Form 8-K as exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits

99.1     Press Release of First Albany Companies Inc. dated March 6, 2007

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            FIRST ALBANY COMPANIES INC.


                                            By: /s/ C. BRIAN COAD
                                                ------------------------------
                                                Name:  C. Brian Coad
                                                Title: Chief Financial Officer


Dated: March 6, 2007